UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2019

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

Item 4.01     Change in Registrant's Certifying Accountant

On March 14, 2019, upon the recommendation of the Audit Committee (the "Audit Committee") of the Board of Directors of VSE Corporation (the “Company”), the Company’s Board of Directors authorized the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm and dismissed Ernst & Young LLP (“EY”) as the Company's independent registered public accounting firm.
(a) Former Independent Registered Public Accounting Firm

The reports of EY on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017, and in the subsequent interim period through March 14, 2019, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to EY’s satisfaction would have caused EY to make reference to the matter in their reports and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the disclosures under this Item 4.01(a) of this Form 8-K and has requested EY to furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. EY’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On March 14, 2019, upon the recommendation of the Audit Committee, the Company’s Board of Directors authorized the appointment of Grant Thornton as the Company’s new independent registered public accounting firm, effective upon dismissal of EY on March 14, 2019. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 14, 2019, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number

16.1 Letter of Ernst & Young LLP, dated March 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	March 20, 2019	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary